UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Financial and Other Information Related to the Cooper Tire Transaction

The Goodyear Tire & Rubber Company (“Goodyear”) is filing this Current Report on Form 8-K to provide certain pro forma financial information giving effect to its acquisition of Cooper Tire & Rubber Company (“Cooper Tire”). As previously disclosed in Goodyear’s Current Report on Form 8-K filed on June 7, 2021, pursuant to the Agreement and Plan of Merger, dated as of February 22, 2021, by and among Goodyear, Vulcan Merger Sub Inc., a wholly owned subsidiary of Goodyear (“Merger Sub”), and Cooper Tire, on June 7, 2021, Merger Sub merged with and into Cooper Tire, with Cooper Tire surviving as a wholly owned subsidiary of Goodyear (the “Merger”).

Included as Exhibit 99.1 to this Current Report on Form 8-K is the unaudited pro forma condensed combined statements of operations of Goodyear for (i) the six months ended June 30, 2021, (ii) the six months ended June 30, 2020, and (iii) the year ended December 31, 2020, and the notes related thereto (the “pro forma financial information”), giving effect to the Merger as if it occurred on January 1, 2020.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Goodyear and Cooper Tire would have achieved had the companies been combined as of January 1, 2020 and is not intended to project the future results of operations that Goodyear may achieve as a result of the Merger.

Cautionary Notes on Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding the effects of the Merger, including the expected benefits of the Merger (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Goodyear’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Goodyear’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.

Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include uncertainties as to the risk that the anticipated U.S. federal income tax treatment of the Merger is not obtained; litigation relating to the Merger that could be instituted against Goodyear, Cooper Tire or their respective directors; the effects of disruption to Goodyear’s business; the effects of industry, market, economic, political or regulatory conditions outside of Goodyear’s control; the ability of Goodyear to retain and hire key personnel; transaction costs; Goodyear’s ability to achieve the benefits from the Merger, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Goodyear’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Additional information concerning these risks, uncertainties and assumptions can be found in Goodyear’s filings with the SEC, including the risk factors discussed in Goodyear’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q and future filings with the SEC.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Goodyear’s financial condition, results of operations, credit rating or liquidity. Goodyear does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Exhibits.

Exhibit Number	Description of Exhibit

99.1	The unaudited pro forma condensed combined statements of operations of The Goodyear Tire & Rubber Company for (i) the six months ended June 30, 2021, (ii) the six months ended June 30, 2020, and (iii) the year ended December 31, 2020, giving effect to the acquisition of Cooper Tire & Rubber Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 17, 2021	THE GOODYEAR TIRE & RUBBER COMPANY

	By:	/s/ Darren R. Wells
Darren R. Wells
Executive Vice President and Chief Financial Officer